UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2018

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37888	46-5726437
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On August 31, 2018 (the “Closing Date”), TRHC MEC Holdings, LLC, a Delaware limited liability company (“Purchaser”) and wholly-owned subsidiary of Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”) entered into, and consummated the transactions contemplated by, a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among Purchaser, each member (each, a “Seller” and collectively, the “Sellers”) of Mediture LLC, a Minnesota limited liability company (“Mediture”), and eClusive L.L.C., a Minnesota limited liability company (“eClusive” and together with Mediture, the “Targets”), and Kelley Business Law, PLLC, solely in its capacity as the Seller Representative. Pursuant to the Purchase Agreement, each Seller assigned, transferred and sold to Purchaser, and Purchaser purchased from such Sellers, all of the issued and outstanding membership and/or economic interests of Mediture and eClusive (collectively, the “Transaction”). Capitalized terms used herein and not otherwise defined have the meaning set forth in the Purchase Agreement.

At the closing of the Transaction, TRHC paid (i) $18.5 million in cash consideration, subject to adjustments set forth in the Purchase Agreement, and (ii) issued 45,561 shares of TRHC common stock (valued at $76.82 per share) (the “Closing Consideration”).  A portion of the cash consideration is being held in escrow to secure potential claims by TRHC for indemnification under the Purchase Agreement and in respect of adjustments to the purchase price.

The Purchase Agreement includes customary terms and conditions, including provisions that require the Sellers to indemnify Purchaser for certain losses that it incurs, including as a result of a breach by any Seller of his respective representations, warranties or covenants under the Purchase Agreement. The foregoing description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. TRHC expects to file a copy of the Purchase Agreement with its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018.

The representations, warranties and covenants of the parties contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made by the Targets to Purchaser in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.01.

The financial statements of the Targets and the pro forma financial information of TRHC required under Item 9.01 of this report will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.  TRHC issued common stock in connection with the closing of the Transaction in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.  TRHC relied on representations made by the individuals who received TRHC common stock to the effect that they were acquiring the TRHC common stock for investment purposes and not with a view to, or for resale in connection with, the distribution of such securities in violation of applicable securities laws and that they had sufficient knowledge and experience in business and financial matters to be capable of evaluating the merits and risks of an investment in such securities.

Item 7.01 Regulation FD Disclosure

On September 4, 2018, TRHC issued a press release announcing the completion of the Transaction.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of TRHC.

Item 8.01 Other Events

The following risk factors are provided to update the risk factors of TRHC previously disclosed in TRHC’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017:

We face additional risks as a result of the Transaction and may be unable to integrate our businesses successfully and realize the anticipated synergies and related benefits of the Transaction or do so within the anticipated timeframe.

On August 31, 2018, we completed our acquisitions of the Targets. As a result of the Transaction, the company faces various additional risks, including, among others, the following:

•                  our inability to successfully evaluate and utilize the Targets’ products, services, technologies or personnel;

•                  disruption to the Targets’ businesses and operations and relationships with service providers, customers, employees and other partners;

•                  negative effects on our products, product pipeline and services from the changes and potential disruption that may follow the acquisition;

•                  diversion of our management’s attention from other strategic activities;

•                  our inability to successfully combine the businesses in a manner that permits us to achieve the cost savings anticipated to result from the Transaction;

•                  diversion of significant resources from the ongoing development of our existing products, services and operations; and

•                  greater than anticipated costs related to the integration of the Targets’ businesses and operations into ours.

Our ability to execute all such plans will depend on various factors, many of which remain outside our control. Any of these risks could adversely affect our business and financial results.

The process of integrating the Targets’ operations into our operations could result in unforeseen operating difficulties and require significant resources.

The following factors, among others, could reduce our revenues and earnings, increase our operating costs, and result in a loss of projected synergies:

•                  if we are unable to successfully integrate the duties, responsibilities, and other factors of interest to the management and employees of the acquired businesses, we could lose employees to our competitors, which could significantly affect our ability to operate the businesses and complete the integration;

•                  if we are unable to implement and retain uniform standards, controls, policies, procedures and information systems; and

•                  if the integration process causes any delays with the delivery of our services, or the quality of those services, we could lose customers, which would reduce our revenues and earnings.

The process of integrating the Targets and their associated services and technologies involves numerous risks that could materially and adversely affect our results of operations or stock price.

The following factors, among others, could materially and adversely affect our results of operations or stock price:

•                  expenses related to the acquisition process and impairment charges to goodwill and other intangible assets related to the acquisition;

•                  the dilutive effect on earnings per share as a result of issuances of stock and incurring operating losses;

•                  stock volatility due to investors’ uncertainty regarding the value of the Targets;

•                  diversion of capital from other uses;

•                  failure to achieve the anticipated benefits of the acquisition in a timely manner, or at all; and

•                  adverse outcome of litigation matters or other contingent liabilities assumed in or arising out of the acquisition.

Notwithstanding the due diligence investigation we performed in connection with the Transaction, the Targets may have liabilities, losses, or other exposures for which we do not have adequate insurance coverage, indemnification, or other protection.

While we performed significant due diligence on the Targets prior to signing the Purchase Agreement, we are dependent on the accuracy and completeness of statements and disclosures made or actions taken by the Targets and their representatives when conducting due diligence and evaluating the results of such due diligence.  We did not control and may be unaware of activities of the Targets before the acquisition, including intellectual property and other litigation claims or disputes, information security vulnerabilities, violations of laws, policies, rules and regulations, commercial disputes, tax liabilities and other known and unknown liabilities.

Our post-closing recourse is limited under the Purchase Agreement.

The Sellers’ obligations to indemnify us is limited to, among others, breaches of specified representations and warranties and covenants included in the Purchase Agreement and other specific indemnities as set forth in the Purchase Agreement. In the event that any Seller breaches a representation or warranty other than a Fundamental Representation (as defined in the Purchase Agreement), we cannot recover in respect of a claim for indemnification pursuant to the Purchase Agreement with respect to such non-Fundamental Representation unless and until the indemnifiable losses exceed $165,000, and we cannot make an indemnification claim against the Sellers for a breach of a non-Fundamental Representation after the date that is 18 months after the date of closing of the Transaction.  If any issues arise post-closing, we may not be entitled to sufficient, or any, indemnification or recourse from the Sellers, which could have a material adverse impact on our business and results of operations.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The audited financial statements and unaudited interim financial statements of the Targets required by this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information

The unaudited pro forma financial information of TRHC required by this Item 9.01(b) will be furnished by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press release of Tabula Rasa HealthCare, Inc. issued September 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: September 4, 2018